                                                                    EXHIBIT 99.2


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  THIRD QUARTER
                                      2004

NET PRODUCT SALES DETAIL (MILLIONS OF DOLLARS)

                                                                   3Q `04 vs. 3Q `03
                                     --------------------------------------------------------------------------
                                      TOTAL         TOTAL         U.S.         U.S.       FOREIGN       FOREIGN
             PRODUCT                  % CHG            $         % CHG          $          % CHG           $
                                     -------        ------      -------      -------      -------       -------
AGGRASTAT                                -25%           19          N/A         --            4%           19
ARCOXIA                                    *            61          N/A         --            *            61
CANCIDAS                                  40%          109           35%        65           49%           43
COZAAR / HYZAAR                           14%          706           13%       260           14%          446
CRIXIVAN / STOCRIN                         1%           65          -43%         9           14%           56
EMEND                                      *            14            *         13            *             1
FOSAMAX                                   13%          778            7%       443           22%          335
INVANZ                                    43%           16           27%        11           94%            5
MAXALT                                   -17%           84          -24%        57            2%           27
PRIMAXIN                                  -5%          162          -27%        42            6%          119
PROPECIA                                  14%           67           22%        33            8%           34
PROSCAR                                   42%          180           94%        91           12%           89
SINGULAIR                                  2%          626           -6%       447           26%          179
TIMOPTIC / TIMOPTIC XE                    -1%           38          -53%         2            6%           36
TRUSOPT / COSOPT                          15%          138           19%        60           12%           78
VASOTEC / VASERETIC                       -8%          170           N/A        --          -10%          170
VIOXX (1)                                -66%          175          -43%       148          -89%           27
ZOCOR                                    -13%        1,221          -14%       854          -10%          366
HEPATITIS VACCINES                       -32%           48          -35%        40          -14%            8
VIRAL VACCINES                             5%          167            3%       154           28%           13
OTHER VACCINES                             2%           82           -1%        65           17%           17

----------
* 100% or over
N/A - Not Applicable
(1) Includes adjustments of $-492 related to the withdrawal of Vioxx for customer returns of product previously sold.


TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                     3Q '04         % CHG.        VOL          PX           FX
                                     -------        ------      -------      -------      -------
TOTAL PHARMACEUTICAL SALES           $ 5,538            -4%          -7            1            2
                                     -------        ------      -------      -------      -------
                U.S. ($ MM)            3,390            -4%          -8            4          N/A
             Foreign ($ MM)            2,148            -4%          -7           -3            6

                                                                    EXHIBIT 99.2



                               MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                                  YEAR-TO-DATE
                                      2004

NET PRODUCT SALES DETAIL (MILLIONS OF DOLLARS)

                                              SEPTEMBER YTD `04 vs. SEPTEMBER YTD `03
                              TOTAL        TOTAL        U.S.         U.S.        FOREIGN      FOREIGN
       PRODUCT               % CHG           $         % CHG          $          % CHG           $
                             -------       ------      -------      -------      -------       -------
AGGRASTAT                       -15%           63          N/A           --            9%           63
ARCOXIA                           *           153          N/A           --            *           153
CANCIDAS                         61%          298           56%         172           67%          125
COZAAR / HYZAAR                  15%        2,060           10%         735           18%        1,325
CRIXIVAN / STOCRIN              -15%          193          -73%          21           14%          173
EMEND                            55%           29           46%          27            *             2
FOSAMAX                          15%        2,329            5%       1,323           31%        1,006
INVANZ                           71%           44           53%          31            *            13
MAXALT                           -5%          218          -14%         137           16%           82
PRIMAXIN                         -3%          465          -29%         108            9%          357
PROPECIA                         11%          195           12%          94           11%          101
PROSCAR                          23%          539           35%         269           13%          270
SINGULAIR                        26%        1,891           23%       1,327           33%          564
TIMOPTIC / TIMOPTIC XE           -2%          114          -41%           7            2%          107
TRUSOPT / COSOPT                 16%          402           16%         169           16%          233
VASOTEC / VASERETIC              -3%          537          N/A           --           -5%          537
VIOXX (1)                       -18%        1,489          -20%         891          -15%          599
ZOCOR                             2%        3,886           13%       2,713          -17%        1,173
HEPATITIS VACCINES              -20%          151          -22%         124           -6%           27
VIRAL VACCINES                    2%          419           --          383           28%           36
OTHER VACCINES                   -5%          180           -8%         139            8%           41


----------
* 100% or over
N/A - Not Applicable
(1) Includes adjustments of $-492 related to the withdrawal of Vioxx for customer returns of product previously sold.


TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                     YTD `04        % CHG.       VOL           PX            FX
                                     -------        ------      -------      -------      -------
TOTAL PHARMACEUTICAL SALES           $17,191             2%          -2            1            3
                                     -------        ------      -------      -------      -------
                U.S. ($ MM)           10,099            -1%          -4            3          N/A
             Foreign ($ MM)            7,091             6%           0           -3            8

                                                                    EXHIBIT 99.2



                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  THIRD QUARTER
                                      2004

================================================================================

OTHER (INCOME)/EXPENSE, NET FROM CONTINUING OPERATIONS (MILLIONS OF DOLLARS)


                                                 3Q `04          3Q `03      YTD 2004      YTD 2003
                                                ----------    ----------    ----------    ----------
INTEREST INCOME                                 $    (75.7)   $    (66.9)   $   (209.8)   $   (236.5)
INTEREST EXPENSE                                      72.4          81.1         216.8         270.9
EXCHANGE (GAINS)/LOSSES                                2.8          (1.7)          9.9         (25.1)
MINORITY INTERESTS                                    37.6          39.1         114.0         131.5
AMORTIZATION OF INTANGIBLES                            4.6           4.4          14.3          14.9
Other, net                                           (45.9)        (38.9)       (385.2)       (270.2)
                                                ----------    ----------    ----------    ----------
TOTAL                                           $     (4.2)   $     17.1    $   (240.0)   $   (114.5)
                                                ----------    ----------    ----------    ----------


JOINT VENTURE SALES DETAIL (MILLIONS OF DOLLARS)
All sales reported here are end-market JV sales, presented on a "NET" basis.


        MERIAL                                    3Q `04        3Q `03       YTD 2004      YTD 2003
                                                ----------    ----------    ----------    ----------
IVOMEC, HEARTGARD, other avermectins            $      139    $      141    $      335    $      352
FRONTLINE                                              224           183           569           485
Biologicals                                            120           106           343           306
Other Animal Health                                     55            55           165           152
Poultry Breeding                                        36            38           107           113
                                                ----------    ----------    ----------    ----------
TOTAL MERIAL SALES                              $      574    $      523    $    1,519    $    1,408
                                                ----------    ----------    ----------    ----------


AVENTIS PASTEUR-MSD                               3Q `04        3Q `03       YTD 2004      YTD 2003
                                                ----------    ----------    ----------    ----------
HEPATITIS VACCINES                              $       20    $       18    $       61    $       55
VIRAL VACCINES                                          15            16            42            40
Other Vaccines                                         239           200           483           404
                                                ----------    ----------    ----------    ----------
TOTAL AP-MSD SALES                              $      274    $      234    $      586    $      499
                                                ----------    ----------    ----------    ----------

MERCK / SCHERING-PLOUGH COLLABORATION             3Q `04         3Q `03      YTD 2004      YTD 2003
                                                ----------    ----------    ----------    ----------
VYTORIN (Worldwide)                             $       52    $       --    $       56    $       --
ZETIA (Worldwide)                                      293           136           725           305
                                                ----------    ----------    ----------    ----------
TOTAL                                           $      345    $      136    $      781    $      305
                                                ----------    ----------    ----------    ----------